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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-43135

                        SUPPLEMENT TO THE PROSPECTUS OF
         MORGAN STANLEY DEAN WITTER MID-CAP DIVIDEND GROWTH SECURITIES

                              DATED JUNE 30, 1999


     On January 26, 2000, the Board of Trustees of Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Dean Witter Mid-Cap Equity Trust ("Mid-Cap Equity"), pursuant to which substantially all of the assets of the Fund would be combined with those of Mid-Cap Equity and shareholders of the Fund would become shareholders of Mid-Cap Equity receiving shares of Mid-Cap Equity equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Mid-Cap Equity that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on June 22, 2000. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Mid-Cap Equity will be distributed to shareholders of the Fund.



January 26, 2000